THIS SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT
(Offshore Subscribers)

TO:	Green Hygienics Holdings Inc. (the “Company”)
9107 Wilshire Boulevard, Suite 450
Beverly Hills, CA 90210

Purchase of Shares

WHEREAS:

A.                   __________________ (the “Subscriber”) wishes to subscribe for _______________common shares in the capital stock of our Company (the “Shares”), at a deemed price of $_____ per Share, for an aggregate cost of $_____________ (the “Subscription Proceeds”);

B.                   The Company is indebted to the Subscriber in the amount of $___________ (the "Indebtedness”);

C.                   In lieu of receiving cash as payment of the Indebtedness, the Subscriber has agreed to accept the Shares as payment of the Indebtedness pursuant to the terms and conditions set forth in this Agreement; and

D.                   In lieu of receiving cash in payment of the Subscription Proceeds, the Company is willing to apply the Indebtedness in payment of the Subscription Proceeds.

NOW THEREFORE THIS AGREEMENT witnesses that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                     Subscription

1.1                   On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Subscriber hereby irrevocably subscribes for and agrees to purchase the Shares (or the “Securities”) of the Company’s common stock (the “Common Stock”), par value US$0.001 (the subscription and agreement to purchase being the “Subscription”), for the Subscription Proceeds.

1.2                   On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Shares to the Subscriber.

1.3                   Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2.                     Payment

2.1                   The Company and the Subscriber agree to apply the entire amount of the Indebtedness in payment of the Subscription Proceeds and, upon delivery of a signed copy of this Subscription Agreement to the Subscriber together with a certificate evidencing the Shares registered as provided in this Subscription Agreement (the “Share Certificate”), the Indebtedness shall be fully paid.

3.                     Release

3.1                   The Subscriber hereby agrees that upon delivery of the Shares by the Company in accordance with the provisions of this Agreement, the Indebtedness will be fully satisfied and extinguished, and the Subscriber will remise, release and forever discharge the Company and its respective directors, officers, employees, successors, solicitors, agents and assigns from any and all obligations relating to the Indebtedness.

4.                     Documents Required from Subscriber

4.1                   The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement prior to the Closing Date and the compliance and exemption certificate attached hereto as Schedule “A”.

4.2                   The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board and applicable law.

5.                     Closing

5.1                   The sale of the Shares shall be completed (the “Closing”) on ________________, 2013 (the “Closing Date”) or such other date as the parties may agree upon.

6.                     Acknowledgements of Subscriber

6.1                   The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b)	the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c)

the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of this Subscription Agreement and any public information which has been filed by the Company with the Securities and Exchange Commission (“SEC”) in compliance, or intended compliance, with applicable securities legislation;

(d)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

	(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

	(ii)	applicable resale restrictions;

(e)

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board operated by the Financial Industry Regulatory Authority (“FINRA”);

(f)

none of the Securities may be offered or sold by the Subscriber to a U.S. Person (as defined in Section 7.2, below, or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period (as defined herein);

(g)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(h)	no documents in connection with the sale of the Shares hereunder have been reviewed by the SEC or any state securities administrators;

(i)

the Subscriber is purchasing the Securities pursuant to an exemption from the registration and the prospectus requirements of applicable securities legislation on the basis that the Subscriber is not a resident of either the United States or Canada and, as a consequence:

	(i)	is restricted from using most of the civil remedies available under securities legislation,

	(ii)	may not receive information that would otherwise be required to be provided under securities legislation, and

	(iii)	the Company is relieved from certain obligations that would otherwise apply under securities legislation;

(j)

the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(k)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

7.                     Representations, Warranties and Covenants of the Subscriber

7.1                   The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not a U.S. Person;

(b)	the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(c)

the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement and the sale of the Securities to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(d)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(e)

if the Subscriber is a corporation or other entity, the entering into of this Subscription Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)

the Subscriber is acquiring the Securities as principal for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and it has not subdivided its interest in the Securities with any other person;

(g)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for the Subscriber’s own account for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Securities;

(h)

the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment and it has carefully read and considered the matters set forth under the heading “Risk Factors” appearing in the Company’s Forms 10- KSB, 10-QSB, 8-K and any other filings filed with the SEC;

(i)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(j)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of any of the Securities;

(k)

the Subscriber understands and agrees that none of the Securities have been or will be registered under the 1933 Act or under any state securities or “blue sky” laws of any state of the United States and, unless so registered, may not be offered or sold in the United States or directly or indirectly to U.S. Persons, except in accordance with the provisions of Regulation S (“Regulation “S” promulgated under the 1933 Act, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(l)

the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of six months after the date of original issuance of the Securities (the six month period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

(m)

the Subscriber has not acquired the Securities as a result of, and it covenants that it will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(n)

the Subscriber agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(o)

the Subscriber will indemnify the Company against, and will hold the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders harmless from, any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(p)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(q)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase any of the Securities,

	(ii)	that any person will refund the purchase price of any of the Securities,

	(iii)	as to the future price or value of any of the Securities, or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently the Company’s common shares are quoted on the over-the-counter market operated by the Over-The-Counter Bulletin Board operated by FINRA.

7.2                   In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S.

8.                     Representations and Warranties will be Relied Upon by the Company

8.1                   The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the date of this Subscription Agreement and that they will survive the purchase by the Subscriber of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber thereof.

9.                     Resale Restrictions

9.1                   The Subscriber acknowledges that any resale of any of the Shares will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any state of the United States and that none of the Securities may be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

9.2                   The Subscriber acknowledges that restrictions on the transfer, sale or other subsequent disposition of the Securities by the Subscriber may be imposed by securities laws in addition to any restrictions referred to in Section 9.1 above, and, in particular, the Subscriber acknowledges and agrees that none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period.

10.                   Acknowledgement and Waiver

10.1                 The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of information available to the Subscriber on the EDGAR database maintained by the SEC at www.sec.gov. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Securities.

11.                   Legending of Subject Securities

11.1                 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

11.2                 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

12.                   Costs

12.1                 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

13.                   Governing Law

13.1                 This Subscription Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

14.                   Survival

14.1                 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

15.                   Assignment

15.1                 This Subscription Agreement is not transferable or assignable.

16.                   Severability

16.1                 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

17.                   Entire Agreement

17.1                 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

18.                   Notices

18.1                 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at Green Hygienics Holdings Inc, 9107 Wilshire Boulevard, Suite 450, Beverly Hills, California 90210, Attention: Director.

19.                   Counterparts and Electronic Means

19.1                 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

20.                   Delivery Instructions

20.1                 The Subscriber hereby directs the Company to deliver the Share Certificate issued pursuant to this Subscription Agreement to:

__________________________

__________________________

__________________________

__________________________

__________________________

20.2                 The Subscriber hereby directs the Company to cause the Share Certificate issued pursuant to this Subscription Agreement to be registered on the books of the Company as follows:

__________________________

__________________________

__________________________

__________________________

__________________________

20.3                 The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber’s purchase of the Securities as may be required for filing with the appropriate securities commissions and regulatory authorities.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by Green Hygienics Holdings Inc.

DATED at ______________as of the _____th day of __________, 2013.

GREEN HYGIENICS HOLDINGS INC.

Per:
David Ashby, Authorized Signatory

SCHEDULE "A"

EXEMPTION CERTIFICATE

Capitalized terms not specifically defined in this certificate have the meaning ascribed to them in the Subscription Agreement to which this certificate is attached. In connection with the purchase by the Subscriber of Securities of the Corporation undersigned hereby represents, warrants, covenants to and with you and certifies to you (on behalf of itself or on behalf of the disclosed principal, as the case may be) that:

1.	The Subscriber is resident in a province or territory of Canada or is subject to the Securities Laws of one of those provinces or territories;

2.	The Subscriber is purchasing the Securities as principal for its own account;

3.	The Subscriber is (please initial the appropriate line):

(a)

_________an "accredited investor" within the meaning of National Instrument 45-106 Prospectus and Registration Exemptions, by virtue of satisfying the indicated criterion as set out in Part 1 to this certificate (YOU MUST ALSO INITIAL PART 1 TO THIS CERTIFICATE); or

(b)

_________an employee, executive officer, director or consultant of the issuer or a related entity of the issuer, or a permitted assign of any such person, if participation in the trade is voluntary (for the purpose of this provision, a person includes a trustee, custodian or administrator acting as agent for that person for the purpose of facilitating a trade);

(c)

_________in Ontario, a founder of the Company; an affiliate of a founder of the Company; a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Company, or a person that is a control person of the Company;

	(d)	_________except in Ontario, a director, executive officer or control person of the Company, or of an affiliate of the Company;

	(e)	_________except in Ontario, a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Company, or of an affiliate of the Company;

(f)

_________except in Ontario, a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Company, or of an affiliate of the Company;

(g)

_________except in Ontario, a close personal friend (by reason of the fact that you have known such individual for a sufficient period of time and in a sufficiently close relationship to be in a position to assess the capabilities and the trustworthiness of such individual) of a director, executive officer or control person of the Company, or of an affiliate of the Company;

(h)

_________except in Ontario, a close business associate (by reason of the fact that you have had sufficient prior business dealings with such individual to be in a position to assess the capabilities and trustworthiness of such individual) of a director, executive officer or control person of the Company, or of an affiliate of the Company;

(i)

_________except in Ontario, a founder of the Company or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Company;

	(j)	_________except in Ontario, a parent, grandparent, brother, sister, child or grandchild of the spouse of a founder of the Company;

(k)

_________except in Ontario, a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections (d) to (k) above; or

	(l)	_________except in Ontario, a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subsections (d) to (k) above;

4.

the above representations, warranties and covenants will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and will survive the completion of the issue of the Purchased Securities; and

5.

the foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining the suitability of the undersigned as a Subscriber of the Securities and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

NOTE: The Subscriber must initial beside the portion of #3 applicable to it.

Saskatchewan residents who are acquiring Securities pursuant to section 3(h), (i), (l), (m) or as a close personal friend or close business associate of a founder under (j) must execute Form 45-106F4 Risk Acknowledgement, in duplicate and deliver one copy to the Corporation with their subscription package.

Dated: _____________________, 2013.	Print Name of Subscriber: ______________________________

By:
Signature

Title

(please print name of individual whose signature appears above, if different from name of Subscriber printed above)

For the purposes hereof:

(a)

"Close personal friend" means an individual who knows the director, executive officer or control person of the Company well enough and has known him or her directly for a sufficient period of time to be in a position to assess his or her capabilities and trustworthiness, and can also include a family member who is not specifically mentioned in section 3(f) above

(b)

"Close business associate" means an individual who has had sufficient prior direct business dealings with a director, executive officer or control person of the Company to be in a position to assess his or her capabilities and trustworthiness. An individual is not a "close business associate" solely because the individual is a client, customer, former client or former customer of the Issuer.

PART 1 TO SCHEDULE A

ACCREDITED INVESTOR STATUS CERTIFICATE

Capitalized terms not specifically defined in this certificate have the meaning ascribed to them in the Subscription Agreement to which this certificate is attached.

The undersigned Subscriber hereby represents, warrants and certifies to the Corporation, as an integral part of the attached Subscription Agreement, that he, she or it is and at Closing will be, correctly and in all respects described by the category or categories set forth directly next to which the Subscriber has marked below.

[ ]	(1)	a Canadian financial institution, or a Schedule III bank.

[ ]	(2)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada).

[ ]	(3)

a subsidiary of any person referred to in paragraphs (1) or (2), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

[ ]	(4)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador).

[ ]	(5)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (4).

[ ]	(6)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada.

[ ]	(7)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec.

[ ]	(8)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government.

[ ]	(9)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada.

[ ]	(10)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000.

[ ]	(11)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year.

[ ]	(12)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000.

[ ]	(13)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements.

[ ]	(14)	an investment fund that distributes or has distributed its securities only to

(a)	a person that is or was an accredited investor at the time of the distribution,
(b)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds] of NI 45-106, or
(c)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106.

[ ]	(15)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt.

[ ]	(16)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be.

[ ]	(17)	a person acting on behalf of a fully managed account managed by that person, if that person

(a)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and
(b)	in Ontario, is purchasing a security that is not a security of an investment fund.

[ ]	(18)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded.

[ ]	(19)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (1) to (4) or paragraph (9) in form and function.

[ ]	(20)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors.

[ ]	(21)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser.

[ ]	(22)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

Note: A summary of the meanings of some of the terms used in this Accredited Investor Status Certificate follows the signature block below.

DATED ________________________________, 2013

Signature of Subscriber

Name of Subscriber

Address of Subscriber